SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 16, 2002 (April 16, 2002)




                         CHESAPEAKE ENERGY CORPORATION
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               (Exact name of Registrant as specified in its Charter)


      Oklahoma                         1-13726                   73-1395733
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(State or other jurisdiction     (Commission File No.)         (IRS Employer
      of incorporation)                                     Identification No.)


         6100 North Western Avenue,  Oklahoma City,  Oklahoma     73118
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              (Address of principal executive offices)          (Zip Code)


                                 (405) 848-8000
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                 (Registrant's telephone number, including area code)










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                                      INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On April 16, 2002, Chesapeake Energy Corporation issued a press release announcing that its Board of Directors has declared a regular quarterly dividend on its preferred stock.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits.  The following exhibit is filed herewith:

               99.   Press Release issued by the Registrant on April 16, 2002.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                CHESAPEAKE ENERGY CORPORATION



                                                By: /s/ Aubrey K. McClendon
                                                    ------------------------
                                                       Aubrey K. McClendon
                                                   Chairman of the Board and
                                                    Chief Executive Officer

Dated:  April 16, 2002


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[GRAPHIC OMITTED][GRAPHIC OMITTED]                        N e w s R e l e a s e


                                                  Chesapeake Energy Corporation
                                                                P. O. Box 18496
                                                       Oklahoma City, OK  73154

FOR IMMEDIATE RELEASE
APRIL 16, 2002

                                    CONTACTS:
MARC ROWLAND                                                     TOM PRICE, JR.
EXECUTIVE VICE PRESIDENT                                  SENIOR VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER                               CORPORATE DEVELOPMENT
(405) 879-9232                                                   (405) 879-9257
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                     CHESAPEAKE ENERGY CORPORATION DECLARES
                 QUARTERLY CASH DIVIDEND ON ITS PREFERRED STOCK

OKLAHOMA CITY, OKLAHOMA, APRIL 16, 2002 - Chesapeake Energy Corporation (NYSE:CHK) today announced that its Board of Directors has declared a regular quarterly cash dividend on Chesapeake's 6.75% Cumulative Convertible Preferred Stock, par value $.01. The dividend for the preferred stock is payable on May 15, 2002 to shareholders of record on May 1, 2002 at the rate of $0.84375 per share. Chesapeake has 3.0 million shares of preferred stock outstanding with a liquidation value of $150 million.

Chesapeake Energy Corporation is one of the 10 largest independent natural gas producers in the U.S. Headquartered in Oklahoma City, the company's operations are focused on exploratory and developmental drilling and producing property acquisitions in the Mid-Continent region of the United States. The company's Internet address is www.chkenergy.com.